UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                   January 24, 2006


                   JOHNSON & JOHNSON

   (Exact name of registrant as specified in its
                        charter)


New Jersey               1-3215           22-1024240

(State or other         Commission      (I.R.S. Employer
jurisdiction            File Number)   Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey
                            08933

(Address of principal executive offices)     (Zip code)


Registrant's telephone number, including area code:
                    (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On January 24, 2006, Johnson & Johnson ("J&J") issued the attached press release announcing its sales and earnings for the fourth quarter and fiscal year ended
January 1, 2006.

Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description of Exhibit

99.15 Press Release dated January 24, 2006 for the period ended January 1, 2006.

99.2O     Unaudited Comparative Supplementary
          Sales Data and Condensed Consolidated Statement of Earnings for the fourth quarter and 12 months year-to-date.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   JOHNSON & JOHNSON



Date: January 24, 2006    By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer